Kurv Silver Enhanced Income ETF
(Ticker: KSLV)

Exchange: Cboe BZX Exchange, Inc.

SUMMARY PROSPECTUS

October 8, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 13, 2025 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.kurvinvest.com/etf/kurv-silver-enhanced-income-etf. You can also obtain these documents at no cost by calling (833) 595-KURV (5878) or by sending an email request to info@kurvinvest.com.

Investment Objective

The Kurv Silver Enhanced Income ETF (the “Silver Fund”) seeks to maximize total return.

Fund Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Silver Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.99%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses	1.00%

(1)	Other Expenses are estimated for the Silver Fund’s initial fiscal year.

(2)	Acquired Fund Fees and Expenses are estimated for the Silver Fund’s initial fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Silver Fund with the cost of investing in mutual funds and other exchange traded funds.

The Example assumes that you invest $10,000 in the Silver Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Silver Fund’s operating expenses remain the same. The figures shown would be the same whether or not you sold your Shares at the end of each period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 102	$318

Portfolio Turnover

The Silver Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Silver Fund’s performance. The Silver Fund does not have any portfolio turnover because it has not yet commenced operations as of the date of this prospectus.

Principal Investment Strategies

The Silver Fund seeks to exceed the price return of physical silver by primarily investing under normal circumstances in derivative instruments on silver and physical silver-related exchange traded products (“ETPs”), including physical silver-related exchange traded funds (“ETFs”) and silver related exchange traded notes (“ETNs”), backed by a portfolio of Fixed Income Instruments of varying maturities, which may be represented by options and forwards, as well as Preferred Securities Instruments. The Fund may also invest in silver related ETFs directly as well as in physical silver and derivative instruments on silver.

Physical silver-related ETFs are those that invest primarily in physical silver and/or over-the-counter or exchange-traded derivatives on physical silver such as forward contracts, futures contracts, and options contracts or swap contracts. Silver related ETNs are those with interest and/or principal payments linked to the price of silver. Derivatives are primarily used as substitutes for silver because they are expected to produce returns that are substantially similar to those of silver. Derivatives used by the Fund are expected to produce a significant portion of the Fund’s returns. The Fund does not invest more than 25% of Fund assets in over-the-counter derivative contracts with any one counterparty. ETFs and ETNs may employ leverage, which magnifies the changes in the underlying silver index or silver price upon which they are based. silver-related ETPs generally are not registered under the Investment Company Act of 1940, as amended, and, generally, are not actively managed.

“Fixed Income Instruments” include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities as well as ETPs on such instruments and options on such ETPs. “Preferred Securities Instruments” consist of preferred securities of U.S. companies and ETPs primarily investing in preferred securities. The Silver Fund may invest in U.S. and non-U.S. Fixed Income Instruments of any maturity or duration.

The Silver Fund normally uses option contracts on physical silver-related ETPs, including FLEX options, to gain exposure to physical silver. The value of option contracts on physical silver-related ETPs as well as physical silver-related ETPs should closely track changes in physical silver prices.

The Silver Fund may gain long exposure via purchasing shares of physical silver-related ETPs or creating a synthetic long position. To achieve a synthetic long exposure, the Silver Fund buys call options of a physical silver-related ETP and, simultaneously, sells put options of the ETP with the same expiries and strike prices to try to replicate the price movements of the underlying ETP. The combination of the long call options and sold put options seek to provide the Silver Fund with investment exposure to the physical silver-related ETP for the duration of the application option exposure. The notional exposure to an underlying physical silver-related ETP when the Silver Fund buys put and call options directly will not exceed 200% of net asset value.

Under normal circumstances, the Silver Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities of physical silver or the securities of physical silver-related ETPs or derivatives on silver or physical silver-related ETPs.  The Silver Fund will consider the investments of the underlying ETPs in which it invests when determining compliance with its 80% policy. Additionally, for the purposes of complying with its 80% investment policy, the Silver Fund will use the notional value of the derivatives it holds.

The Silver Fund may invest, without limitation, in derivative instruments, such as options, including FLEX options, forward and futures contracts, options on futures, or swap agreements, subject to applicable law and any other restrictions described in the Silver Fund’s prospectus or Statement of Additional Information.

As part of its strategy, the Silver Fund may employ various option strategies to generate income and/or to preserve capital. Example of strategies are:

Covered Call Writing

As part of its strategy, the Silver Fund may write (sell) call option contracts on silver and physical silver-related ETPs to generate income. If the Silver Fund gains long exposure synthetically, since the Silver Fund does not directly own shares of the ETP, these written call options will be sold short (i.e., selling a position it does not currently own). Any amount of covered call writing above the physical and synthetic long positions will be considered uncovered. The Adviser may engage in uncovered calls rather than covered calls when it believes there might be a mispricing of volatility in the market.

It is important to note that the sale of an ETP’s call option contracts will limit the Silver Fund’s participation in the appreciation in the ETP’s price. If the price of the ETP increases, the above-referenced synthetic and/or holding the underlying ETP directly would allow the Silver Fund to experience similar percentage gains. However, if the ETP’s price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Silver Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Silver Fund’s synthetic and long ETP exposure. As a result, the Silver Fund’s overall strategy (i.e., the combination of the synthetic and/or long exposure to the ETP and the sold (short) the ETP’s call positions) will limit the Silver Fund’s participation in gains in the ETP’s price beyond a certain point.

When the Silver Fund engages in covered call writing with respect to an underlying ETP, it receives cash from the buyer of the call option who in exchange for that cash obtains the right to purchase the ETP on or before the expiration date at a predetermined price called the strike price. Writing covered call options is also considered long short. Generally, the notional principal amount of written covered call options will not exceed the principal amount of the synthetic or long position in the silver or physical silver-related ETP, however, the Silver Fund may write call options for an amount in excess of the value of an ETP position in the Silver Fund’s portfolio.

Uncovered Call and/or Put Writing

The Silver Fund may also write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Silver Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Silver Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Silver Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Silver Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Silver Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with preferred and debt securities that lack sufficient liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Silver Fund will lose the difference.

The Silver Fund also may write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Silver Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Silver Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Silver Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.

Call or Put Spreads

The Silver Fund may write (sell) call or put spreads instead of than stand-alone call option contracts to seek increased participation in the potential appreciation of an underlying security or instrument’s share price, while still generating net premium income. In a call option spread, the Silver Fund may sell (write) an out-of-the-money call option (above the current market price) while also purchasing another call option that is further out of the money. Similarly, in a put option spread, the Silver Fund may sell (write) an out-of-the-money put option (below the current market price) while purchasing a further out-of-the-money put option.

Risk Reversals or Protective Collars

The Silver Fund may write (sell) risk reversals rather than stand-alone call option contracts to seek to limit loss from of an underlying security or instrument’s share price. The cost of this protection would be offset by the premiums earned from a written call option. In a risk reversal, the Silver Fund may sell (write) an out-of-the-money call option (above the current market price) call option while simultaneously purchasing an out-of-the-money put option.

Protective Puts

The Silver Fund may purchase out-of-the-money protective put options to seek to limit loss from its underlying ETP share price. The cost of protection may reduce the income generated in the portfolio.

Call Purchases

The Silver Fund may purchase call options to seek to gain price appreciation from its underlying ETP share price. The cost of the purchase may reduce the income generated in the portfolio.

The Fund intends to utilize traditional exchange-traded options contracts and/or FLexible EXchange® Options (“FLEX Options”). Traditional exchange-traded options have standardized terms, such as the type (call or put), the reference asset, the strike price and expiration date. Exchange-listed options contracts are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are a type of exchange-listed options contract with uniquely customizable terms that allow investors to customize key terms like type, strike price and expiration date that are standardized in a typical options contract. FLEX Options are also guaranteed for settlement by the OCC. Option contracts can either be “American” style or “European” style. The Fund generally utilizes European style option contracts, which may only be exercised by the holder of the option contract on the expiration date of such option contract and settled in cash.

As derivatives tracking silver or physical silver-related ETPs may be purchased with a fraction of the assets that would be needed to purchase the ETP securities directly for the equivalent amount of exposure, the remainder of the Silver Fund’s assets may be invested in Fixed Income and Preferred Securities Instruments. Kurv actively manages the Fixed Income and Preferred Securities Instruments held by the Silver Fund with a view toward enhancing the Silver Fund’s total return.

The Silver Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security. The Silver Fund may invest, without limitation, in U.S. dollar-denominated securities and instruments of foreign issuers as well as in other G10 currencies on a hedged basis.

The Silver Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in Silver ETPs, equity securities or derivatives, may be invested in Fixed Income Instruments and Preferred Securities Instruments. The Silver Fund may also enter into reverse repurchase agreements. The Silver Fund may invest up to 20% of its total assets in high yield securities, including high yield ETFs (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Kurv to be of comparable quality. In the event that ratings services assign different ratings to the same security, Kurv will use the highest rating as the credit rating for that security.

The Silver Fund may invest, without limitation, in mortgage or asset-backed securities, including to-be-announced transactions. The Silver Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis. The Silver Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

With respect to the Silver Fund’s fixed income investments, the Silver Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. Additionally, with respect to such investments, the Silver Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means with respect to the Silver Fund’s fixed income investments, the Silver Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). Emerging market countries include any country other than the countries comprising the MSCI World Index (currently, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

With respect to the Silver Fund’s fixed income investments, the Silver Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Silver Fund may also invest up to 15% of its total assets in Preferred Securities Instruments.

The Silver Fund may invest, through its Wholly-Owned Subsidiary as discussed below, up to 5% of its assets in physical silver.

The Silver Fund is non-diversified.

Wholly-Owned Subsidiary

Certain investments of the Silver Fund, such as physical silver and direct investments in physical silver-related ETPs will only be held through a wholly owned and controlled foreign subsidiary of the Fund (the “Subsidiary”) organized under the laws of the Cayman Islands.

The Silver Fund may invest up to 25% of its total assets (measured at the time of investment) in the Subsidiary, consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary will be advised by the Adviser. Unlike the Silver Fund, the Subsidiary may directly invest without limitation in silver or physical silver-related ETPs; however, the Silver Fund complies with the provisions of the Investment Company Act of 1940, as amended (“1940 Act”), governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provision of the 1940 Act relating to investment advisory contracts, affiliated transactions, and custody, and will have the same custodian as the Silver Fund. The Silver Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, except for the entity that is wholly-owned by the Fund.

See “Additional Information About the Funds” below for a more detailed description of the synthetic covered call strategy.

Principal Risks Of Investing In The Silver Fund

The principal risks of investing in the Silver Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Silver Fund. Some or all of these risks may adversely affect the Silver Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Silver Fund, see the section in the Prospectus titled “Additional Information About the Funds — Principal Risks of Investing in the Funds.”

An investment in the Silver Fund entails risk. The Silver Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Silver Fund. The Silver Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Silver Fund.

Silver Risk: The price of silver may be volatile, and physical silver-related Exchange Traded Products (“ETPs”), including physical silver-related exchange traded funds, and derivatives may be highly sensitive to the price of silver. The price of physical silver can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. physical silver has sales commission, storage, insurance and auditing expenses.

Exchange Traded Product (ETP) Risk. The Silver Fund invests in physical silver-related ETPs. Through its positions in physical silver-related ETPs, the Silver Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a physical silver-related ETP could decrease. Many of the physical silver-related ETPs in which the Silver Fund invests may not registered, nor required to be registered, as investment companies subject to the 1940 Act and, therefore, would not subject to the regulatory scheme of the 1940 Act. Additionally, many of the physical silver-related ETPs are not commodity pools for purposes of the Commodities Exchange Act (“CEA”) and the service providers are not subject to regulation by the Commodities Futures Exchange Commission as a Commodity Pool Operator (“CPO”) or Commodity Trading Adviser in connection with the shares of the physical silver-related ETPs and, therefore, shareholders do not have the protections provided to investors in CEA regulated instruments or CPOs. When the Silver Fund invests in a physical silver-related ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the physical silver-related ETP’s expenses (including operating costs and management fees).

Risks of Investing in Other Investment Companies: Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Silver Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Silver Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment companies, in addition to the fees and expenses Fund shareholders indirectly bear in connection with the Silver Fund’s own operations. If the other investment companies fail to achieve their investment objectives, the value of the Silver Fund’s investment will decline, adversely affecting the Silver Fund’s performance. In addition, ETF shares potentially may trade at a discount or a premium to NAV and are subject to brokerage and other trading costs, which could result in greater expenses to the Silver Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Silver Fund’s holdings in those shares at the most optimal time, adversely affecting the Silver Fund’s performance.

Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Silver Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instruments may also create margin delivery or settlement payment obligations for the Silver Fund. The Silver Fund’s use of derivatives or other similar investments may result in losses to the Silver Fund, a reduction in the Silver Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Silver Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Silver Fund may decline. If there is a default by a counterparty, any recovery may be delayed depending on the circumstances of the default. Additionally, OTC derivatives are generally less liquid than exchange traded derivative instruments because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. The Silver Fund may not be able to find a suitable derivatives counterparty, and thus may be unable to invest in derivatives altogether. The primary credit risk on derivatives or similar investments that are exchange-traded or traded through a central clearing counterparty, on the other hand, resides with the Silver Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Silver Fund’s ability to invest in derivatives, limit the Silver Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Silver Fund’s performance.

Options Risk: Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Silver Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Silver Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Silver Fund’s performance. To the extent that the Silver Fund invests in over-the-counter options, the Silver Fund may be exposed to counterparty risk.

FLEX Options Risk:. The Silver Fund may use FLEX Options issued and guaranteed for settlement by the OCC. The Silver Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Silver Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Silver Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Silver Fund at prices that reflect the market price of the Shares, the Silver Fund’s NAV and, in turn the share price of the Silver Fund, could be negatively impacted. The FLEX Options utilized by the Silver Fund are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the physical silver-related ETP. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as physical silver-related ETP’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Silver Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the physical silver-related ETP’s share price, changes in interest rates and the remaining time to until the FLEX Options expire.

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Silver Fund has invested in, the Silver Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk: the risk that the Silver Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Silver Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Exchange-Traded Fund (ETF) Structure Risk: The Silver Fund is structured as an exchange traded fund and as a result is subject to special risks, including:

●	Market Price Variance Risk: The market prices of shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participant Risk: In times of market stress, market makers may step away from their role market making in shares of exchange traded funds and in executing trades, which can lead to differences between the market value of Fund shares and the Silver Fund’s NAV.

●	Trading Issues: In stressed market conditions, the market for the Silver Fund’s shares may become less liquid in response to the deteriorating liquidity of the Silver Fund’s portfolio. This adverse effect on the liquidity of the Silver Fund’s shares may, in turn, lead to differences between the market value of the Silver Fund’s shares and the Silver Fund’s NAV.

●	Absence of Active Trading Market Risk: An active trading market for the Silver Fund’s shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Silver Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Silver Fund’s shares.

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Silver Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Leveraging Risk: the risk that certain transactions of the Silver Fund, such as reverse repurchase agreements, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Silver Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Silver Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk: the risk that the investment techniques and risk analyses applied by Kurv will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Kurv and the portfolio managers in connection with managing the Silver Fund and may cause Kurv to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Silver Fund will be achieved.

Market Risk: the risk that the value of securities owned by the Silver Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Silver Fund may invest in any tranche of mortgage-related or other asset-backed securities, including junior and/or equity tranches (to the extent consistent with other of the Silver Fund’s guidelines), which generally carry higher levels of the foregoing risks.

New Fund Risk:  the risk that a new fund’s performance may not represent how the Silver Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk: The Silver Fund’s portfolio may focus on a limited number of investments and will be subject to the potential for more volatility than a diversified fund.

Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Silver Fund.

Small Fund Risk:  the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Tax Risk. The Silver Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Silver Fund realizes from its investments. As a result, a larger portion of the Silver Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Silver Fund. The use of derivatives, such as call options, may cause the Silver Fund to realize higher amounts of short-term capital gains or otherwise affect the Silver Fund’s ability to pay out dividends subject to preferential rates or the dividend deduction, thereby increasing the amount of taxes payable by some shareholders. The writing of call options by the Silver Fund may significantly reduce or eliminate the ability to make distributions eligible to be treated as qualified dividend income or as eligible for the dividends received deduction for corporate shareholders.

To qualify as a regulated investment company (“RIC”), the Silver Fund must meet certain requirements concerning the source of its income. The Silver Fund’s investment in the Subsidiary is intended to provide exposure to silver in a manner that is consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private letter rulings regarding whether the use of subsidiaries by investment companies to invest in certain instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Silver Fund may cease to qualify as a RIC because the Silver Fund has not received a private letter ruling and is not able to rely on private letter rulings issued to other taxpayers. Failure to qualify as a RIC could subject the Silver Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Silver Fund and the Subsidiary, respectively, are organized, could result in the inability of the Silver Fund and/or the Subsidiary to operate as described in this prospectus and could negatively affect the Silver Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns. By investing in silver and physical silver-related ETFs indirectly through the Subsidiary, the Silver Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Silver Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Silver Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Performance:

Because the Silver Fund has not yet launched, the performance section is omitted. When such information is included, this section will provide some indication of the risks of investing in the Silver Fund by showing changes in the Silver Fund’s performance history from year to year and showing how the Silver Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Silver Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Silver Fund. Updated performance information will be available on the Silver Fund’s website at www.kurvinvest.com.

Investment Adviser: Kurv Investment Management LLC

Portfolio Manager: Dominique Tersin (since inception June 2025) serves as portfolio manager for the Silver Fund.

Purchase and Sale of Fund Shares: The Silver Fund is an ETF. Individual Shares of the Silver Fund may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker-dealer at a market price. Because ETF shares trade at market prices rather than at NAV, Shares may trade at a price greater than NAV (at a premium), at NAV or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Silver Fund (bid) and the lowest price a seller is willing to accept for Shares of the Silver Fund (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Silver Fund’s Shares have more trading volume and market liquidity and higher if the Silver Fund’s Shares have little trading volume and market liquidity. Recent information regarding the Silver Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Silver Fund’s website at www.kurvinvest.com.

Tax Information: The Silver Fund’s distributions will be taxable to you, generally as ordinary income unless you are invested through a tax-advantaged arrangement, such as a 401(k) plan, IRA or other tax-advantaged account; in such cases, you may be subject to tax when assets are withdrawn from such tax-advantaged arrangement. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Shares of the Silver Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser and/or its related companies may pay the Intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Silver Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.